                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM 8 - K/A

                      AMENDMENT TO APPLICATION OR REPORT
                 Filed pursuant to Section 12, 13 or 15 (d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                        MEDICAL ACTION INDUSTRIES INC.
              (Exact name of registrant as specified in charter)

                                AMENDMENT NO. 2


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its May 28, 1999 Current Report on Form 8-K as set forth in the pages attached hereto:

         Item 7 - Financial statements and Exhibits

         (a)      Financial Statement of Business Acquired

         (b) Pro Forma Combined Balance Sheets at December 31, 1998 (Medical Action Industries Inc.) and December 31, 1998 (Acquired Business)

         (c)      Exhibits

                  (1)      Consent of Ernst & Young LLP

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  MEDICAL ACTION INDUSTRIES INC.
                                                  ------------------------------
                                                            (Registrant)




Date:   July 19, 1999                       By:   /s/ Richard G. Satin
        -------------                             ------------------------------
                                                  Richard G. Satin
                                                  (Principal Accounting Officer)

               Report of Ernst & Young LLP, Independent Auditors



Board of Directors
Acme United Corporation

We have audited the accompanying statement of inventories, equipment and patents of the Medical Business of Acme United Corporation (the "Company") as of December 31, 1998, and the statement of net sales, and direct costs and expenses for the year then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free if material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the inventories, equipment and patents of the Medical Business of Acme United Corporation at December 31, 1998, and its net sales, and direct costs and expenses for the year then ended, in conformity with generally accepted accounting principles.


                                                         /s/ Ernst & Young LLP

Hartford, Connecticut
February 5, 1999

                The Medical Business of Acme United Corporation

                Statement of Inventories, Equipment and Patents

                               December 31, 1998



Inventories:
    Finished goods                                                 $   1,258,000
    Work in process                                                      315,000
    Raw materials and supplies                                         1,085,000
                                                                   -------------
                                                                       2,658,000

Equipment, less accumulation depreciation of $545,000                    241,000

Patents                                                                    1,000
                                                                   -------------
                                                                   $   2,900,000
                                                                   =============


See accompanying notes.

                The Medical Business of Acme United Corporation

             Statement of Net Sales, and Direct Costs and Expenses

                         Year ended December 31, 1998


Net sales                                                          $ 10,090,000

Direct costs and expenses:
    Cost of goods sold                                                7,240,000
    Selling, general and administrative                               2,547,000
    Research and development                                             64,000
                                                                   -------------
                                                                      9,851,000
                                                                   =============
Net sales in excess of direct cost and expenses                    $    239,000
                                                                   =============


See accompanying notes.

                The Medical Business of Acme United Corporation

                         Notes to Financial Statements

                               December 31, 1998


1. Basis of Presentation

Acme United Corporation ("Acme") is in negotiations to sell certain assets and the related business of its medical business ("Medical Business") to Medical Action Industries Inc. ("MAI"). The Medical Business consists of production and distribution of metal disposable medical scissors, instruments and sterile procedure trays. Medical products are produced at Acme's Goldsboro, North Carolina plant which also produces other non-medical products for Acme that are unrelated to the Medical Business. The Goldsboro facility also serves as a warehouse and distribution center for both Acme's medical products and non-medical products. Additionally, disposable medical instruments and scissors are produced at Acme's Fremont, North Carolina plant which also manufactures non-medical products.

The Medical Business is not a legal entity and the assets and liabilities associated with the Medical Business are components of a larger business. As a result, while separate financial information is maintained for the Medical Business inventory, accounts receivable, sales, and direct expenses, no separate asset, liability and expense accounts are maintained for the Medical Business or the other business of Acme. Accordingly, the information included in the accompanying statements has been obtained from Acme's consolidated financial records. The accompanying financial statements present the inventories, equipment and patents of the Medical Business expected to be sold to MAI as of December 31, 1998 and the net sales, and direct costs and expenses of the Medical Business for the year then ended. This information is not intended to be a complete presentation of the assets and liabilities, and expenses of the Medical Business.

The accompanying financial statements were prepared for inclusion in the current report on Form 8-K of MAI and do not purport to reflect the assets and liabilities or results of operations that would have resulted if the Medical Business had operated as an unaffiliated independent company.

Certain direct expenses incurred by Acme on behalf of the Medical Business as well as certain Goldsboro and Fremont plant costs have been allocated to the Medical Business (discussed in Note 2) on various bases which, in the opinion of management, are reasonable. However, these allocated expenses and costs are not necessarily indicative of expenses and costs that would have been incurred had the Medical Business been operating as a separate company.

In connection with the contemplated sale of the Medical Business to MAI, Acme and MAI expect to enter into a transition services agreement (the "Transition Services Agreement"). Under the Transition Services Agreement, Acme will provide certain services to MAI to facilitate the transfer of the Medical Business to it. The Transition Services Agreement will cover various services including those related to manufacturing, supply chain, sales, marketing, and accounting.

                The Medical Business of Acme United Corporation

2. Summary of Significant Accounting Policies

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in them and the accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions Acme may undertake in the future, actual results ultimately may differ from the estimates.

Revenue Recognition

Sales are recorded at the time products are shipped. Net sales reflect units shipped at selling list price less direct deductions therefrom, including discounts and allowances, outbound freight, and returns. Customers are located throughout the United States.

Inventory Valuation

Inventories are stated at the lower of average cost (first in, first out method) or market.

Equipment

Equipment is stated at cost, less accumulated depreciation. Depreciation is calculated using the straight line method over the estimated useful lives of the equipment, primarily 3 to 15 years.

Cost of Goods Sold

Cost of goods sold includes allocations of costs to the Medical Business activities, including warehousing, shipping, utilities, insurance, quality control, and employee costs. These plant costs are allocated between the Medical Business and other non-medical products that are produced at the Goldsboro and Fremont plants based primarily on standard costs of goods sold, number of employees, usage, and square footage. In the opinion of management, these allocations were made on a reasonable basis. However, cost of goods sold is not necessarily indicative of the costs which might have been incurred had the Medical Business been operating as a separate company.

                The Medical Business of Acme United Corporation

2. Summary of Significant Accounting Policies (continued)

Selling, General and Administrative

Certain selling, general and administrative expenses not otherwise specifically identifiable with the Medical Business are allocated based on estimates of time and effort spent, number of employees, and sales volume. Such allocated expenses primarily include public affairs/investor relations, finance and accounting, human resources, information systems, selling and other administrative activities. In the opinion of management, these allocations of direct expenses were made on a reasonable basis. However, such expenses are not necessarily indicative of the level of expenses which might have been incurred had the Medical Business been operating as a separate company.

Research and Development

Research and development costs are expensed as incurred.

3. Security

The assets in the accompanying statement of inventories, equipment and patents are pledged as collateral for Acme's bank debt. A release from the bank is required for their sale.

4. Contingencies

Acme is involved in certain legal proceedings related to its business operations including the Medical Business. Based upon the advice of its counsel and product liability insurance carrier, management believes the outcome of litigation that relates to the Medical Business will not have a material effect on the Medical Business' operating results.

5. Leases

As referred to above Acme leases the Goldsboro facility under a long-term operating lease which expires October 31, 2000. Rent expense under this lease for 1998 has been allocated to the Medical Business based on utilized square footage.

                The Medical Business of Acme United Corporation

6. Costs and Expenses

Costs and expenses for the year ended December 31, 1998 include:

       Depreciation                                              $    234,000
       Rent expense under long-term operating leases                  174,000

7. Year 2000 (Unaudited)

Acme has substantially assessed the impact of Year 2000 on its computer and other systems, including those applicable to the Medical Business. Acme has developed a plan and is currently in the process of making the necessary modifications to achieve substantial compliance within the next year. Acme does not expect the costs relating thereto to have a material effect on future operating results or cash flow.

                      Unaudited Pro Forma Financial Data

         On March 22, 1999, Registrant, pursuant to an Asset Purchase Agreement dated as of March 9, 1999 between the Registrant and Acme United Corporation, a Connecticut corporation ("Acme"), acquired certain of the assets relating to the medical products business of Acme.

         The Purchase price for the assets acquired was approximately $8,475,967 of which $7,475,967 was paid at or prior to the closing, with the balance paid over the three (3) month period ending on or about June 15, 1999, which includes the Registrant issuing to Acme at closing a warrant (the "Warrant") to purchase 50,000 shares of its common stock at a purchase price of $2.84 per share. The aggregate fair value of the Warrant, $73,500, has been estimated using the Black Scholes Option Pricing Model.

         The assets acquired included inventory, factory and office equipment, trademarks, patents, and a patent application used in the manufacture of Acme's medical products, including (i) kit and tray products, including suture removal trays, I.V. start kits, and central line trays; (ii) net, padding, wound care and antiseptic products, including Acu-Dyne(Registered), an antimicrobial solution of povidone iodine prep swabs, and a line of proprietary Tubegauze(Registered) elastic netting used in dressing retention; and (iii) instrument packs, which include a broad line of sterile instruments, such as hemostats, scalpels and forceps (hereinafter the "Products").

         The factory and office equipment acquired by the Registrant for the manufacture of the Products will continue to be used by the Registrant in its facility in Arden, North Carolina for the manufacture of the Products.

                  The acquisition of the Acme business will be accounted for as a purchase pursuant to Accounting Principles Board Opinion No. 16, and accordingly, the Registrant has allocated the purchase price to its fair market value of the assets acquired as follows:

         Inventory                                               $2,183,946.00
         Factory and Office Equipment                               336,250.00
         Goodwill & Trademarks                                    5,955,771.00
                                                        ----------------------
                                                                 $8,475,967.00

         Goodwill and trademarks will be amortized over a twenty (20) year period.

         The Registrant utilized the funds available under its Revolving Credit Note and Loan Agreement (the "Loan Agreement") with European American Bank in order to satisfy the purchase price. The funds provided under the Loan Agreement were made in the ordinary course of business.

         The following unaudited pro forma balance sheet combines the financial position of Medical Action Industries Inc. (the "Company") as of December 31, 1998 and the net assets acquired of the medical business of Acme United Corporation as of December 31, 1998 as if the Company had acquired the net assets on December 31, 1998. A pro forma statement of operations has not been presented as certain historical operating results of the medical business of Acme United Corporation is not available.

                        Medical Action Industries Inc.
                           Pro Forma Balance Sheets
                               December 31, 1998
                                  (unaudited)


                                          Medical Action     Medical Business of                      Pro Forma
                                          Industries Inc.    Acme United Corp.       Pro Forma        Combined
Description                               December 31, 1998  December 31, 1998       Adjustments      December 31, 1998
-----------------------------------------------------------------------------------------------------------------------

Assets
Current Assets:
   Cash                                        $    550,000   $                                       $     550,000
   Accounts receivable, net                       7,107,000                                               7,107,000
   Inventories                                   12,228,000    2,658,000   Note 1      (474,054)         14,411,946
   Prepaid Expenses                                 400,000                                                 400,000
   Other current Assets                              60,000                                                  60,000
                                               ------------   ----------           ------------       -------------
Total current assets                             20,345,000    2,658,000               (474,054)         22,528,946
Property and equipment, net                       7,825,000      241,000   Note 2        95,250           8,161,250
Investment in Joint Ventures                        345,000                                                 345,000
Due from Officers                                   484,000                                                 484,000
Intangibles                                       2,291,000                Note 3     5,955,771           8,246,771
Patents                                               -            1,000   Note 3        (1,000)              -
Other Assets                                        126,000                                                 126,000
                                               ------------   ----------           ------------       -------------
Total Assets                                   $ 31,416,000   $2,900,000           $  5,575,967       $  39,891,967
                                               ------------   ----------           ------------       -------------

Liabilities and Shareholders' Equity
Current liabilities
   Accounts Payable                            $  1,023,000                                           $   1,023,000
   Accrued expenses, payroll and payroll
     taxes                                        1,240,000                                               1,240,000
   Accrued income taxes                              65,000                                                  65,000
   Current portion of capital lease
     obligations                                    148,000                                                 148,000
   Notes payable to bank                          4,982,000                                               4,982,000
   Other note payable                                 -                    Note 4  $  1,000,000           1,000,000
   Current portion of long-term debt                360,000                                                 360,000
                                               ------------    ----------           ------------       -------------

Total current liabilities                         7,818,000        -                  1,000,000           8,818,000
                                               ------------

Deferred income taxes                               355,000                                                 355,000
Capital lease obligations, less current
     portion                                        327,000                                                 327,000
Long-term debt, less current portion              5,430,000                Note 5     7,402,467          12,832,467


Shareholders' equity:
   Common stock                                       9,000                                                   9,000
   Additional paid in capital                     9,151,000    2,900,000   Note 6    (2,826,500)          9,224,500
   Retained earnings                              8,326,000                                               8,326,000
                                               ------------   ----------           ------------       -------------
Total Shareholders' equity                       17,486,000    2,900,000             (2,826,500)         17,559,500
                                               ------------   ----------           ------------       -------------

Total liabilities and shareholders' equity     $ 31,416,000    2,900,000           $  5,575,967       $  39,891,967
------------------------------------------     ------------   ----------           ------------       -------------


                        Medical Action Industries Inc.
`                       Notes to Pro Forma Balance Sheet
                               December 31, 1998
                                  (unaudited)





1. Adjustment to record the estimated fair market value of inventories acquired.

2. Adjustment of fixed assets acquired to estimate fair market value on date of acquisition.

3. To record the value of intangible assets acquired consisting of trademarks and the excess cost of net assets acquired.

4. In connection with the acquisition, the Company withheld $1,000,000 of the purchase price, subject to adjustment as defined in a transition plan. Such amount is expected to be paid in installments through June 15, 1999.

5. To reflect the cash purchase price of Acme, which was financed by additional long term borrowings under the Company's credit facility.

6. Reflects elimination of the excess net assets over liabilities acquired and records the estimated fair value of warrants, estimated using the Black Scholes Option Pricing Model, to purchase 50,000 shares of the Company's common stock at an exercise price of $2.94 per share.